Note 3 - Loans/Leases Receivable (Detail) - Related Party Loans (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Balance, beginning	$ 19,155,542	$ 20,796,427	$ 25,532,422
Balance, ending	20,502,058	19,155,542	20,796,427
Net increase (decrease) due to change in related parties	2,784,143	(235,000)	(9,306,435)
Advances	6,754,970	10,674,567	13,576,200
Repayments	$ (8,192,597)	$ (12,080,452)	$ (9,005,760)